Exhibit 10.43

AMENDMENT NO. 1 TO
CONSULTING SERVICES AGREEMENT

This Amendment No. 1 to the Consulting Services Agreement between Synopsys, Inc. (“Synopsys”) and A. Richard Newton (“Consultant”) dated November 1, 2001 (the “Agreement”) is hereby entered into and effective on September 6, 2006.

WHEREAS, Synopsys and Consultant are party to the Agreement by which Consultant provides advice concerning long-term technology strategy and industry development issues, as well as assistance in identifying opportunities for partnerships with academia.

WHEREAS, Synopsys and Consultant wish to amend the Agreement in order to reduce the compensation payable to Consultant thereunder.

NOW THEREFORE, in exchange for good and sufficient consideration, the parties agree as follows:

1.               Amendment of Exhibit B. Exhibit B to the Agreement is hereby deleted and replaced with Exhibit B hereto.

2.               No Other Amendment. Except as amended hereby, all terms of the Agreement shall continue in full force and effect.

The parties have executed this amendment on the date set forth above.

CONSULTANT	SYNOPSYS, INC.

/s/ A. Richard Newton	By:	/s/ Christopher K. Sadeghian
A. Richard Newton
	Title:	Assistant Secretary

EXHIBIT B

Compensation

During the term of this Agreement, Consultant shall be paid a fee of $8,333.34 per month.